Employee Benefit Plan, Statement of Net Asset Available for Benefit - EBP 004 - USD ($)	Dec. 31, 2025	Dec. 31, 2024
Assets:
Investments, at fair value	$ 1,206,092,188	$ 1,047,115,779
Notes receivable from participants	19,074,539	17,945,832
Other receivables	2,090	0
Total assets	1,225,168,817	1,065,061,611
Net assets available for plan benefits	$ 1,225,168,817	$ 1,065,061,611